UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 25, 2005

PRIVATEBANCORP, INC.

(Exact Name of Registrant as Specified in its Charter)

____________________________

Delaware	000-25887	36-3681151
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification no.)
Ten North Dearborn Chicago, Illinois		60602 (Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: (312) 683-7100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(d). Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 25, 2005, the Board of Directors of PrivateBancorp, Inc. (the "Company") elected Alejandro Silva as a director of the Company's Board of Directors.

Mr. Silva will serve on the Nominating and Corporate Governance Committee and Compensation Committee of the Board of Directors. There are no arrangements or understandings between Mr. Silva and any other persons pursuant to which Mr. Silva was selected as a director. There are no related party transactions between the Company and Mr. Silva.

     Attached as Exhibit 99.1 is a copy of the press release relating to the Company’s announcement of Mr. Silva’s election, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Press Release dated August 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2005	PRIVATEBANCORP, INC. By: /s/ Ralph B. Mandell Ralph B. Mandell Chairman of the Board and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit
99.1	Press Release dated August 26, 2005